NOAH FUND
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A PORTFOLIO OF THE NOAH INVESTMENT GROUP, INC.

                                    PROSPECTUS                        [LOGO]

                               Dated March 1, 2002                   NOAH FUND

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NOAH FUND's (the "Fund") investment objective is to achieve capital growth while protecting  invested  capital  (adjusted for inflation) and current income.  The
Fund is offered by The Noah Investment Group, Inc. (the "Company"), an open-end, diversified management investment company.

The Fund will not invest in any business,  or in the securities of any business, that is engaged,  either  directly  or through a  subsidiary,  in the  alcoholic beverage,  tobacco,  pornography and/or gambling  industries,  nor will the Fund invest in any company that is in the business of aborting life before birth.

THE  SECURITIES AND EXCHANGE  COMMISSION  HAS NOT APPROVED OR DISAPPROVED  THESE
SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANYONE WHO
TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

Information  about NOAH FUND can be reviewed  and copied at the  Securities  and
Exchange  Commission's Public Reference Room in Washington,  DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

                           Investment Company Act No.
                                    811-8058

                              RISK/RETURN SUMMARY

The  Fund's  investment  objective  is  capital  growth,   consistent  with  the
preservation of invested capital  (adjusted for inflation),  and current income.
The Fund seeks to achieve its objectives by primarily investing in a diversified portfolio  of common  stocks of large  capitalization  companies  ($1 billion or more)  that  qualify  under the  Fund's  screening  criteria.  Geewax,  Terker &
Company,  the Fund's  Sub-Advisor,  chooses  securities  for the Fund by using a
"bottom-up"   investment  approach.   This  means  that  the  sub-advisor  seeks
investment  opportunities  from the  company  level on up,  utilizing  extensive fundamental  security  analysis to develop  earnings  forecasts  and to identify attractive  investment  opportunities  relative to market valuation.  Individual companies are scrutinized concerning their individual growth prospects and their competitive  positions within their respective  industries.  Individual  company analysis focuses upon the outlook for sales, profit margins, returns on capital, cash flow and earnings per share.

The Company's  Management  believes that it is consistent  with  Judeo-Christian
Principles for the Fund to take a moral stance with respect to its  investments.
Accordingly,  as a matter of fundamental policy, the Fund will not invest in any business, or in the securities of any business, that is engaged, either directly or through a subsidiary, in the alcoholic beverage, tobacco,  pornography and/or gambling  industries,  nor will the Fund  invest in any  company  that is in the business of aborting life before birth.  The Fund's Advisor  primarily  utilizes the services of Pro Vita  Advisors in order to work with the Fund's  Sub-Advisor in the  application  of  this  non-financial  screening  process  to the  Fund's portfolio.

The  Fund's  Advisor,  Polestar  Management  Company,  is  responsible  for  the management  of  the  Fund's  assets  and  screening  potential  investments  for compliance with the Fund's moral principles.  The Sub-Advisor invests the Fund's assets under the supervision of the Advisor and in compliance with the Advisor's directives concerning impermissible investments.

                                PRINCIPAL RISKS

You may lose money by investing in the Fund.  The Fund invests in common  stock, so the  Fund  will be  subject  to the  risks  associated  with  common  stocks, including price volatility and the  creditworthiness of the issuing company. The stock market trades in a cyclical price pattern, with prices generally rising or falling over time. These cyclical  periods may last for a significant  period of time. The sub-advisor will manage the portfolio  subject to Polestar  Management
Company's  supervision  and will make  decisions  on buying,  selling or holding portfolio securities in compliance with the Fund's philosophical restrictions on investing in certain kinds of  companies.  If the Fund has invested in a company that is later discovered to be in violation of the Fund's  investment  policies, the liquidation of that security will be required,  which could result in a loss to the Fund.  Further,  the  sub-advisor  may be prevented  from investing in an otherwise attractive investment  opportunity due to the nature of that company's activities.  The value of the  Fund's  investments  will  vary from  day-to-day, reflecting  changes  in market  conditions,  interest  rates and other  company, political  and economic  news.  Over the short term,  stock prices can fluctuate dramatically  in response to these factors.  There is no assurance that the Fund can achieve its  investment  objective,  since all  investments  are  inherently subject to market risk.

The Fund is appropriate for investors who want:

o    Capital  appreciation  and are  willing  to accept  moderate  stock  market volatility;
o    Asset investment  within the context of conservation of capital as adjusted for inflation;
o    Current income; and
o    To invest in accordance with Judeo-Christian principles.

The  following  bar chart and table help show the risks of investing in the Fund by showing  changes in the Fund's  yearly  performance  over the lifetime of the
Fund.  They also compare the Fund's  performance  to the  performance of the S&P
500(R) Index and Russell 1000(R) Growth Index during each period.  You should be aware  that the Fund's  past  performance  before and after  taxes may not be an indication of how the Fund will perform in the future.

**The  S&P  500(R)  Index is a  widely  recognized,  unmanaged  index of the 500 largest  capitalization  companies  in the United  States.  The Russell  1000(R)
Growth  Index is an  unmanaged  index  measuring  the  performance  of the 1,000 largest U.S.  companies based on total market  capitalization  (as of the latest reconstitution, the average market capitalization was approximately $13 billion;
the median market  capitalization was approximately  $3.8 billion,  the smallest company in the index had an approximate market  capitalization of $1.4 billion).
Both indexes assume  reinvestment of all dividends and  distributions and do not reflect any asset-based charges for investment management or other expenses. One cannot invest directly in an index.

                         PERFORMANCE BAR CHART AND TABLE
           Year-by-Year Total Returns as of December 31 of each year.

Year Ended Dec. 31, 1997                    33.57%
Year Ended Dec. 31, 1998                    51.33%
Year Ended Dec. 31, 1999                    30.56%
Year Ended Dec. 31, 2000                   -28.25%
Year Ended Dec. 31, 2001                   -23.27%

Best Quarter               4th Quarter, 1998         +34.67%
Worst Quarter              4th Quarter, 2000         -24.82%

   AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING ON DECEMBER 31, 2001)(2)

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FUND RETURNS                             ONE YEAR(3)   FIVE YEARS   INCEPTION(1)
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Before-Tax Return                          -23.27%        7.76%        8.26%
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After-Tax Return on Distributions          -23.27%        7.34%        7.69%
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After-Tax Return on Distributions
and Sale of Fund Shares                    -14.17%        6.53%        6.81%
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S&P 500 Index (reflects no deduction
for fees, expenses or taxes)               -11.89%        6.53%        6.81%
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Russell 1000 Growth Index (reflects no
deduction for fees, expenses or taxes)     -20.72%        7.50%        8.45%
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(1)  The Fund commenced operations on May 17, 1996.

(2)  The "after-tax  returns"  shown above are  calculated  using the historical highest  individual  federal  marginal income tax rates,  and do not reflect the impact of state or local taxes. Your actual  "after-tax"  returns depend on your individual  tax  situation  and may differ from the returns  shown above.  Also,
"after-tax"  return  information is not relevant to  shareholders  who hold Fund shares through tax-deferred arrangements.  Lastly, the "after-tax" returns shown above reflect past tax effects and are not predictive of future tax effects.

(3)  The 1 year return  after taxes on  distribution  and sale of fund shares is higher than the 1 year return  before  taxes  because the method of  calculation assumes generally that you can use the short-term capital loss realized upon the sale of fund  shares  to  offset  income of the same tax  character  from  other sources thereby reducing the amount of tax you otherwise might owe.

                               FEES AND EXPENSES

This  table  describes  the  fees and  expenses  you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment):           NONE*

*You will be charged a fee of $10 on redemptions paid by wire transfer.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

This  table sets out the  regular  operating  expenses  that are paid out of the
Fund's average daily assets. These fees are used to pay for services such as the
investment  management  of  the  Fund,   maintaining   shareholder  records  and
furnishing shareholder statements.

Management Fees                                      1.00%
12b-1 Fees(1)                                        0.25%
Other Expenses                                       1.42%
                                                     -----
Total Annual Fund Operating Expenses                 2.67%(2)

(1) Because  these fees are paid out of the Fund's  assets on an ongoing  basis, over time these fees will increase the cost of your  investment and may cost you more than paying other types of sales charges.

(2) The Fund's Adviser assumed as its own certain expenses  otherwise payable by the Fund  during the year.  As a result of these  actions,  the Fund's Net Total
Annual Operating Expense ratio was 2.20%.

EXAMPLE:  This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds.  The example assumes that you invest  $10,000  in the Fund for the time  periods  indicated  and then redeem all your shares at the end of those  periods.  The example  also  assumes that  your  investment  has a 5%  return  each  year and that the  Fund's  gross operating  expenses,  without  taking  into  consideration  any fee  waivers and expense  reimbursements,  remain the same.  Although  your  actual  costs may be higher or lower, based on these assumptions, your costs would be:

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   ONE YEAR            THREE YEARS            FIVE YEARS            TEN YEARS
   --------            -----------            ----------            ---------
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     $223                  $688                 $1,180                $2,534
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The above example does not include the $10 fee that you would have to pay if you redeemed  your  shares by wire  transfer.  Because  the Fund  does not  charge a redemption fee except for wire transfers,  you would pay the same fees set forth above even if you did not redeem your shares.

           INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The  Fund's  investment  objective  and  principal  investment   strategies  are
generally described in the Risk/Return section of this Prospectus.  This section sets out additional information you should know before you invest.

The Fund seeks to realize capital  appreciation by investing at least 65% of its average  net  assets  in a  diversified  portfolio  of  common  stocks  of large capitalization  companies ($1 billion or more).  Be aware that,  when  selecting companies  for the Fund,  no company  can be  included  in the Fund's  portfolio unless it satisfies the Fund's moral  criteria.  Subject to those  restrictions, the Advisor will choose large  capitalization  companies  that, in the Advisor's opinion, are advantageously positioned to achieve superior long-term asset value and earnings growth for the following reasons:

1.   Large  capitalization  companies  typically are able to better  realize the results of company research and new product development.

2.   Large  capitalization  companies typically are better able to dedicate more of their resources to capital spending and market expansion.

3.   Large  capitalization  companies  typically have greater resources and more management depth to allow these companies to achieve  significant  presence in their chosen markets.

The Fund's Sub-Advisor,  under the direction of the Advisor,  will choose stocks for the Fund. The  sub-advisor's  choices are always subject to the  fundamental moral  philosophy of the Fund,  and no stock will be purchased for the Fund that knowingly violates that philosophy.  The sub-advisor makes its choices based, in part, on the sub-advisor's analysis of broad macroeconomic and political factors such as inflation, interest rates, tax developments and currency rates.

The Sub-Advisor also conducts extensive fundamental security analysis to develop earnings forecasts and to identify attractive investment  opportunities relative to market  valuation.  Individual  companies are  scrutinized  concerning  their individual  growth  prospects  and  their  competitive  positions  within  their respective industries.  Individual company analysis focuses upon the outlook for sales, profit margins, returns on capital, cash flow and earnings per share.

During  periods when the Fund's Advisor deems it advisable for the Fund to be in a temporary  defensive  posture,  the Fund may invest,  without limit, in "money market instruments," a term that includes,  among other things, bank obligations
(which  include  U.S.  Dollar  denominated  certificates  of  deposit,  bankers'
acceptances  and time  deposits  issued or  supported  by the credit of U.S.  or foreign  banks  or  savings  institutions  having  total  assets  at the time of purchase in excess of $1 billion),  commercial  paper,  obligations  of the U.S.
Government,  its agencies and instrumentalities and repurchase agreements backed by U.S. Government securities.

                             INVESTING IN THE FUND

OPENING AND ADDING TO YOUR ACCOUNT
You can invest  directly in the Fund in a number of ways.  Simply choose the one that is most  convenient  for you. Any questions you may have can be answered by calling  1-800-794-NOAH  (6624).  You may  also  purchase  Fund  shares  through broker-dealers or other financial organizations.

Your  purchase of Fund  shares is subject to the  following  minimum  investment amounts:

MINIMUM INVESTMENTS

                                          TO OPEN                   TO ADD TO
   TYPE OF ACCOUNT                      YOUR ACCOUNT              YOUR ACCOUNT
   ---------------                      ------------              ------------

REGULAR ACCOUNTS                           $1,000                      $50
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IRA ACCOUNTS                                $500                       $50
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NON-WORKING SPOUSAL IRAS(1)                 $500                       $50
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SEP IRAS                                    $500                       $50
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IRA ROLLOVERS                               $500                       $50
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401(k) PLANS                                $500                       $50
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403(b) PLANS                                $500                       $50
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QUALIFIED RETIREMENT PLANS                  $500                       $50
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(1)  A regular IRA must be opened first.

All  purchases  must be made in U.S.  dollars  and checks  must be drawn on U.S.
financial  institutions.  No cash,  credit  cards or third party  checks will be accepted.  A $25 fee will be charged  against your account for any payment check returned to the Transfer Agent, or for any incomplete electronic funds transfer, or for insufficient  funds, stop payment,  closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase,  the Fund  reserves the right to cancel the purchase.  If your purchase is canceled,  you will be responsible for any losses or fees  imposed by your bank and losses  that may be  incurred as a result of a decline in the value of the canceled  purchase.  The Fund (or its agent) has the authority  to  redeem  shares  in your  account(s)  from the  Fund to cover  any resulting  losses  due to  fluctuations  in  share  price.  Any  profit  on such cancellation will accrue to the Fund.

If you invest through a brokerage  firm or other  financial  institution,  their policies  and  fees  may be  different  than  those  described  here.  Financial
advisers,   financial   supermarkets,   brokerage  firms,  and  other  financial
institutions may charge transaction and other fees and may set different minimum investment  amounts or  limitations  on buying or selling  shares.  Consult your financial adviser if you have any questions about their policies and procedures.
If you purchase shares through a brokerage firm or other financial  institution, it is responsible for transmitting your order in a timely manner.

Your  investment  in the  Fund  should  be  intended  to  serve  as a  long-term investment  vehicle.  The Fund is not  designed  to provide  you with a means of speculating  on the  short-term  fluctuations  in the  stock  market.  The  Fund reserves the right to reject any purchase  request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of  excessive  trading.  The Company also  reserves  the right to stop  offering shares of the Fund at any time.

Opening and Adding To Your Account
----------------------------------
You can invest in the Fund by mail,  wire  transfer  and  through  participating financial service  professionals.  After you have established your account,  you may also make subsequent purchases by telephone. You may also invest in the Fund through an automatic payment plan. Any questions you may have can be answered by calling the Fund, toll free, at 1-800-794-NOAH (6624).

Purchases through Financial Service Organizations
-------------------------------------------------
You may purchase shares of the Fund through participating brokers,  dealers, and other financial professionals.  Simply call your investment professional to make your  purchase.  If you are a client of a securities  broker or other  financial organization,  you should note that such organizations may charge a separate fee for  administrative  services in connection with  investments in Fund shares and may impose account minimums and other requirements.  These fees and requirements would be in addition to those imposed by the Fund. If you are investing  through a securities broker or other financial organization, please refer to its program materials  for any  additional  special  provisions  or  conditions  that may be different from those described in this  Prospectus (for example,  some or all of the services and privileges  described may not be available to you).  Securities
brokers  and  other  financial   organizations   have  the   responsibility   of
transmitting  purchase  orders  and funds,  and of  crediting  their  customers'
accounts  following  redemptions,  in a timely manner in  accordance  with their customer agreements and this Prospectus.

Purchasing Shares By Mail
-------------------------
To purchase  shares by mail,  simply complete the Account  Application  included with  this  Prospectus,  make a check  payable  to Fund,  and  mail the  Account
Application and check to:

     By Mail:                      The Noah Investment Group, Inc.
                                   c/o Citco-Quaker Fund Services, Inc.
                                   P.O. Box C1100
                                   Southeastern, PA  19398-1100

     By Overnight Delivery:        The Noah Investment Group, Inc.
                                   c/o Citco-Quaker Fund Services, Inc.
                                   1288 Valley Forge Road, Suite 88
                                   Valley Forge, PA  19482

Your purchase order,  if accompanied by payment,  will be processed upon receipt by Citco-Quaker Fund Services,  Inc., the Fund's Transfer Agent. If the Transfer
Agent  receives  your order and  payment by the close of regular  trading on the
Exchange (currently 4:00 p.m. East Coast time), your shares will be purchased at the Fund's net asset value ("NAV") calculated at the close of regular trading on that day.  Otherwise,  your shares will be purchased at the NAV determined as of the close of regular trading on the next business day.

Purchasing Shares by Wire Transfer
----------------------------------
To make an  initial  purchase  of shares by wire  transfer,  take the  following steps:

1.   Call 1-800-794-NOAH (6624) to inform us that a wire is being sent.
2.   Obtain an account number from the Transfer Agent.
3.   Fill out,  fax  (610-935-3775),  then mail the Account  Application  to the
     Transfer Agent
4.   Ask your bank to wire funds to the account of:

        First Union National Bank
        ABA# 031201467
        Account# 2000014582716
        For Further Credit: (Your Name, Your Account No.)

Include  your  name(s),  address and  taxpayer  identification  number or Social
Security  number on the wire.  The wire should  state that you are opening a new
Fund account.

To make  subsequent  purchases  by wire,  ask your bank to wire funds  using the instructions  listed  above,  and be sure to include your account  number on the wire transfer instructions.

If you purchase Fund shares by wire,  you must complete and file an  Application
Form with the Transfer Agent before any of the shares purchased can be redeemed.
Either fill out and mail the Application Form included with this prospectus,  or call the  Transfer  Agent  and they  will send you an  application.  You  should contact your bank (which will need to be a  commercial  bank that is a member of the Federal Reserve System) for information on sending money by wire,  including any charges that your bank may make for these services.

Automatic Investment Plan
-------------------------
You may purchase  shares of the Fund through an Automatic  Investment  Plan. The
Plan provides a convenient way for you to have money deducted directly from your checking,  savings,  or other accounts for investment in shares of the Fund. You can take  advantage  of the plan by filling out the  Automatic  Investment  Plan
Section of the Account Application  included with this prospectus.  You may only select this  option if you have an account  maintained  at a domestic  financial institution  which is an Automated  Clearing  House ("ACH") member for automatic withdrawals under the plan. The Fund may alter,  modify,  amend or terminate the
Plan at any time, but will notify you at least thirty (30) days beforehand if it does so.

For information and assistance  concerning the Automatic Investment Plan, please call the Investor Service Department at 1-800-794-NOAH (6624).

Dollar  Cost  Averaging  is a useful  method for  investing  in a  portfolio  of securities  such as the Fund  where the price per share  fluctuates.  Instead of trying to time market  performance,  a fixed  dollar  amount is invested in Fund shares  at  predetermined  intervals.  In order  to be  effective,  Dollar  Cost
Averaging should usually be followed on a sustained, consistent basis.

You may  cancel  your  Automatic  Investment  Plan or change  the amount of your
periodic  payments  at  any  time  by  mailing  written   notification  of  such
cancellation  or change to the Transfer  Agent at  Citco-Quaker  Fund  Services,
Inc., P.O. Box C1100,  Southeastern,  PA 19398-1100 or by calling 1-800-794-NOAH
(6624). For more information, call the Transfer Agent at 1-800-794-NOAH (6624).

Telephone Purchases
-------------------
In order to be able to purchase  shares by telephone,  your account  authorizing such  purchases  must have been  established  prior to your call.  Your  initial purchase of shares may not be made by telephone.  Shares  purchased by telephone will be  purchased at the per share NAV  determined  at the close of business on the day that the  transfer  agent  receives  payment  through the ACH.  Call the
Transfer Agent at 1-800-794-NOAH (6624) for details.

You may make  purchases by telephone  only if you have an account at a bank that is a member of the ACH. Most transfers are completed  within three business days of your call.  To preserve  flexibility,  the Fund may revise or  eliminate  the ability to purchase Fund shares by phone,  or may charge a fee for such service, although the Fund does not currently expect to charge such a fee.

The  Transfer  Agent  employs  certain  procedures   designed  to  confirm  that
instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal  identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions,  and/or  tape  recording  all  telephonic  instructions.  Assuming reasonable procedures such as the above have been followed, neither the Transfer
Agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone  instructions  that are  believed to be  genuine.  The Fund shall have authority,  as your agent,  to redeem  shares in your  account to cover any such loss. As a result of this policy,  you will bear the risk of any loss unless the
Fund  and/or the  Transfer  Agent have  failed to follow  procedures  reasonably designed to prevent losses. However, if the Fund and/or the Transfer Agent fails to follow such procedures, it may be liable for such losses.

Miscellaneous Purchase Information
----------------------------------
If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m.  East Coast time on any  business day in  accordance  with their  procedures,  your  purchase will be processed at the public  offering  price  calculated at 4:00 p.m. on that day, if the  securities broker then  transmits  your order to the  Transfer  Agent before the end of its business day (which is usually 5:00 p.m. East Coast time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days for the order.

By law,  the Fund must  withhold a portion  of your  taxable  distributions  and redemption proceeds unless you:
o    provide your correct social security or taxpayer identification number,
o    certify that this number is correct,
o    certify that you are not subject to backup withholding, and
o    certify that you are a U.S. person (including a U.S. resident alien).
The Fund also must withhold if the IRS instructs it to do so.

For economy and convenience, share certificates will not be issued.

Excessive Trading
-----------------
The  Advisor  may bar  excessive  traders  from  purchasing  shares of the Fund.
Frequent  trades,  involving  either  substantial  Fund assets or a  substantial portion of your account or accounts controlled by you, can disrupt management of the Fund and  raise  its  expenses.  The Fund  defines  "excessive  trading"  as exceeding one purchase and sale involving the Fund within any 120-day period. If you exceed the number of trades described above, you may be barred  indefinitely from further  purchases  of shares of the Fund.  Two types of  transactions  are exempt from the excessive trading  guidelines:  (1) redemptions at the option of the Fund; and (2) systematic purchases or redemptions made through the Automatic
Investment Plan as described later in the section, "Shareholder Services."

Net Asset Value
---------------
The  public  offering  price for shares of the Fund is based upon the Fund's net asset  value per share.  Net asset value per share is  calculated  by adding the value of Fund investments,  cash and other assets, subtracting Fund liabilities, and then dividing the result by the number of shares outstanding.  Common stocks and other equity-type  securities listed on a securities  exchange are valued at the last quoted sales price on the day of valuation. Price information on listed stocks is taken  from the  exchange  where the  security  is  primarily  traded.
Securities listed on an exchange but not traded on the valuation date are valued at the latest quoted bid price.  Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Other assets of the Fund for which no market  quotations  are  readily  available  are valued at market value as determined in good faith by the Advisor under the supervision of the Fund's  Board of  Directors.  Short-term  securities  (those with  remaining maturities  under 60 days) are  valued at  amortized  cost,  which  approximates market  value.  The net asset value of the Fund's shares is computed on all days on which  the New York  Stock  Exchange  is open for  business  at the  close of regular trading hours on the Exchange, currently 4:00 p.m. Eastern time.

The New York Stock  Exchange is not open for business on weekends and New Year's
Day, Martin Luther King, Jr. Day,  Presidents'  Day, Good Friday,  Memorial Day,
Independence  Day,  Labor Day,  Thanksgiving  Day, and Christmas  Day. If any of
these holidays falls on a Saturday, the NYSE is not open on the preceding Friday and if a  holiday  falls on a  Sunday,  the  NYSE is not  open on the  following
Monday,  unless  unusual  business  conditions  exist,  such as the  ending of a monthly or yearly accounting period.

                        HOW TO SELL (REDEEM) YOUR SHARES

You may sell (redeem) your shares at any time.  You may request the sale of your shares either by mail, by telephone or by wire.

By Mail
-------
Redemption  requests should be mailed via U.S. mail or overnight courier service to:

          By Mail:                 The Noah Investment Group, Inc.
                                        c/o Citco-Quaker Fund Services, Inc.
                                        P.O. Box C1100
                                        Southeastern, PA  19398-1100

          By Overnight Delivery:   The Noah Investment Group, Inc.
                                        c/o Citco-Quaker Fund Services, Inc.
                                        1288 Valley Forge Road, Suite 88
                                        Valley Forge, PA  19482

                                       10

The selling price of the shares being  redeemed will be the Fund's per share net asset value next  calculated  after  receipt of all  required  documents in Good
Order.

Good Order means that the request must include:
     1.   Your account number.
     2.   The number of shares to be sold  (redeemed) or the dollar value of the amount to be redeemed.
     3.   The signatures of all account owners exactly as they are registered on the account.
     4.   Any required signature guarantees.
     5.   Any  supporting  legal  documentation  that is required in the case of estates, trusts,  corporations or partnerships and certain other types of accounts.

Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the  transaction.  The Fund has made an election under Rule 18f-1 of the
Investment  Company  Act of 1940,  as amended,  which  allows the Fund to redeem shares,  under certain  circumstances,  "in-kind."  This means that the Fund may choose to redeem your shares with securities  instead of cash. See the Statement of Additional Information for a more detailed discussion of in-kind redemptions.

Signature Guarantees
--------------------
A  signature  guarantee  of each  owner is  required  to  redeem  shares  in the following situations, for all size transactions:

     (i)  if you change the ownership on your account;
     (ii) when you want the redemption proceeds sent to a different address than is registered on the account;
     (iii)if the  proceeds  are to be made  payable  to  someone  other than the account's owner(s);
     (iv) any redemption transmitted by federal wire transfer to your bank; and
     (v)  if a  change  of  address  request  has been  received  by the Fund or
          Transfer Agent within 15 days previous to the request for redemption.

In addition, signature guarantees are required for all redemptions of $25,000 or more from any Fund shareholder account. A redemption will not be processed until the signature guarantee, if required, is received in Good Order.

Signature  guarantees  are designed to protect both you and the Fund from fraud.
To obtain a signature guarantee,  you should visit a bank, trust company, member of a national  securities  exchange or other  broker-dealer,  or other  eligible guarantor  institution.  (Notaries public cannot provide signature  guarantees.)
Signature  guarantees  must be  signed by an  authorized  person at one of these institutions and be accompanied by the words "Signature Guarantee."

By Telephone
------------
You may  redeem  your  shares  in the  Fund by  calling  the  Transfer  Agent at
1-800-794-NOAH (6624) if you elected to use telephone redemption on your account application when you initially  purchased  shares.  Redemption  proceeds must be transmitted  directly  to you or to your  pre-designated  account  at a domestic bank.  You may not redeem by telephone  if a change of address  request has been received by the Company or  Citco-Quaker  Fund  Services,  Inc.,  within 15 days previous to the request for redemption.

                                       11

During periods of substantial economic or market changes,  telephone redemptions may be difficult to implement.  If you are unable to contact the Transfer  Agent by telephone,  shares may be redeemed by delivering  the  redemption  request in person or by mail.  You should  understand  that with the  telephone  redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing.  In  addition,  interruptions  in telephone  service  may mean that you will be unable to effect a  redemption  by telephone if desired.

Shares purchased by check for which a redemption  request has been received will not be redeemed until the check or payment received for investment has cleared.

By Wire
-------
You may request the redemption  proceeds be wired to your  designated bank if it is a member bank or a  correspondent  of a member  bank of the  Federal  Reserve
System. A $10 fee is charged for outgoing wires.

Redemption At The Option Of The Fund
------------------------------------
If the value of the shares in your account falls to less than $500,  the Company may notify you that,  unless your account is increased to $500 in value, it will redeem  all your  shares  and close the  account  by paying  you the  redemption proceeds and any dividends and distributions  declared and unpaid at the date of redemption.  You will have thirty  days after  notice to bring the account up to
$500 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered  investment  accounts.  This right of redemption shall not apply if the value of your  account  drops below $500 as the result of market  action.  The Company  reserves  this right because of the expense to the
Fund of maintaining very small accounts.

Systematic Withdrawal Plan
--------------------------
Investors  owning  Fund  shares  having a minimum  value of $10,000  may adopt a systematic withdrawal plan. Withdrawal payments to the investor may be made on a monthly, quarterly,  semi-annual or annual basis and must be in a minimum amount of $500.

Shares  are  redeemed  to  make  the  requested   payment  on  the  day  of  the
shareholder's  choosing  each  month  in  which a  withdrawal  is to be made and payments are mailed  within five business days  following  the  redemption.  The redemption of shares, in order to make payments under this plan, will reduce and may eventually  exhaust the account.  Each  redemption of shares may result in a gain or  loss,  which  the  investor  must  report  on his  income  tax  return.
Consequently, the investor should keep an accurate record of any gain or loss on each withdrawal.

Retirement Plans
----------------
Retirement  plans may provide you with a method of investing for your retirement by  allowing  you to  exclude  from your  taxable  income,  subject  to  certain limitations,  the  initial  and  subsequent  investments  in your  plan and also allowing such investments to grow without the burden of current income tax until monies are withdrawn from the plan. Contact your investment professional or call the  Fund at  1-800-794-NOAH  (6624)  to  receive  information  concerning  your options.

                                       12

                          DIVIDENDS AND DISTRIBUTIONS

Dividends  paid by the Fund are  derived  from its net  investment  income.  Net investment  income  will be  distributed  at  least  annually.  The  Fund's  net investment income is made up of dividends  received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

The Fund  realizes  capital gains when it sells a security for more than it paid for it. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carryforwards), generally, once a year.

Unless you elect to have your  distributions  paid in cash,  your  distributions will be reinvested in additional  shares of the Fund.  You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent at
Citco-Quaker Fund Services, Inc., P.O. Box C1100, Southeastern, PA 19398-1100.

                             MANAGEMENT OF THE FUND

Investment Advisor
------------------
Polestar  Management  Company  ("Polestar  Management"  or the  "Advisor"),  975
Delchester Road,  Newtown Square, PA 19073,  serves as the Fund's manager and is responsible for the management of the Fund's business  affairs.  Under the terms of the Management Agreement,  Polestar Management,  for the fee described below, manages,  or arranges for the management of, the investment and  reinvestment of the assets  contained in the Fund's  portfolio and the review,  supervision  and administration  of the  Fund's  investment  program.  Polestar  Management  also provides administrative services to the Fund.

For its  services  to the Fund,  Polestar  Management  receives  a fee,  payable monthly,  at an annual rate of 1% of the average net assets of the Fund. The fee is accrued daily and is based on the average  daily net assets of the Fund.  For the Fund's fiscal year ending October 31, 2001, the Advisor earned advisory fees of $133,586 and voluntarily waived $63,056.

Polestar Management gives a one-tenth part of the net management fee received to
religious   organizations   (without  regard  to  denomination)   for  missions,
discipleship and the needs of the poor.

The Fund bears all of its expenses and all expenses of the Fund's  organization, operation and business not specifically assumed or agreed to be paid by Polestar
Management.  Polestar Management pays or provides for the payment of the cost of office  space,  office  equipment  and office  services as are  adequate for the
Fund's  needs;  provides  competent  personnel  to  perform  all of  the  Fund's executive,  administrative  and clerical  functions  not performed by other Fund employees or agents;  and  authorizes  persons who are  officers,  directors and employees of Polestar  Management  who may be designated as directors,  officers and committee  members of the Fund to serve in such capacities at no cost to the
Fund.

Sub-Investment Advisor
----------------------
Geewax Terker & Company,  414 Old Baltimore Pike, Chadds Ford, PA 19317,  serves as the Fund's sub-investment advisor  ("Sub-Advisor") and is responsible for the daily  investment  and  reinvestment  of the Fund's  assets.  John J. Geewax,  a general  partner,  has  been  responsible  for  the  day-to-day  recommendations regarding the investment of the Fund's  portfolio since January 1998. Mr. Geewax earned  his  Bachelor  of  Science  Degree,  his  Master's  Degree  in  Business
Administration  and  completed  his  Ph.D.   coursework  at  the  University  of
Pennsylvania.  From 1979 to 1983, he taught at the University of  Pennsylvania's
Wharton School where he, together with his partner, Bruce Terker,  developed the investment strategy presently utilized.

                                       13

The Sub-Advisor is paid a fee (which is taken from the Advisor's fee and paid by the Advisor,  not the Fund)  calculated  as follows:  on the Fund's  average net assets up to $20  million:  $1; on average  net assets  from $20  million to $50 million:  .75%; on average net assets from $50 million to $100 million: .50% and on net assets of $100 million and above: .35%.

                             FUND SERVICE PROVIDERS

Transfer, Dividend Disbursing And Accounting Services Agent
-----------------------------------------------------------
Citco-Quaker  Fund  Services,  Inc.,  1288 Valley Forge Road,  Suite 88,  Valley
Forge, PA 19482,  provides transfer agency and dividend  disbursing services for the Fund.  This  means  that its job is to  maintain,  accurately,  the  account records  of  all  shareholders  in  the  Fund  as  well  as  to  administer  the distribution of income earned as a result of investing in the Fund. Citco-Quaker
Fund Services,  Inc.,  also provides  accounting  services to the Fund including portfolio accounting services,  expense accrual and payment services,  valuation and financial reporting services, tax accounting services and compliance control services.  Prior to December 28, 2001,  Orbitex Fund  Services,  Inc., 150 Motor
Parkway,   Suite  109,  Hauppauge,   NY  11788,  provided  transfer  agency  and
shareholder services, and American Data Services, Inc., 150 Motor Parkway, Suite
109, Hauppauge, NY 11788, provided accounting services.

                                  DISTRIBUTOR

On December 28, 2001, Quaker Securities, Inc., 1288 Valley Forge Road, Suite 76,
Valley Forge, PA 19482 (the  "Distributor"),  an affiliate of Citco-Quaker  Fund
Services,  Inc., entered into a distribution agreement with the Fund to serve as distributor  for the  Fund's  shares.  The  Distributor  receives  a flat fee of
$10,000 per year for such services.  The Distributor has agreed to waive receipt of its monthly fee payment until April 1, 2002.

Prior to December 28,  2001,  AmeriMutual  Funds  Distributor,  Inc.,  150 Motor
Parkway,  Suite 109,  Hauppauge,  NY 11788,  served as Distributor of the Fund's shares.  For  the  fiscal  year  ending  October  31,  2002,  AmeriMutual  Funds
Distributor, Inc. received $10,000 from the Fund for such services.

                                 FEDERAL TAXES

As  with  any  investment,  you  should  consider  the  tax  implications  of an investment  in the Fund.  The following is only a short summary of the important tax considerations generally affecting the Fund and its shareholders. You should consult your tax advisor with specific reference to your own tax situation.

The Fund  intends to qualify and  maintain  its  qualification  as a  "regulated investment  company"  under the Internal  Revenue Code  (hereafter  the "Code"), meaning that to the extent a fund's  earnings are passed on to  shareholders  as required  by the Code,  the Fund itself is not  required  to pay federal  income taxes on the  earnings.  Accordingly,  the Fund will pay dividends and make such distributions  as are  necessary  to maintain its  qualification  as a regulated investment company under the Code.

Before you purchase  shares of the Fund, you should  consider the effect of both dividends  and capital  gain  distributions  that are expected to be declared or that have been  declared but not yet paid.  When the Fund makes these  payments, its share price will be reduced by the amount of the  payment,  so that you will in effect  have paid full price for the  shares  and then  received a portion of your purchase price back as a taxable dividend distribution.

In general, if you are a taxable investor, Fund distributions are taxable to you as either  ordinary  income or capital gains.  This is true whether you reinvest your  distributions  in  additional  Fund  shares or receive  them in cash.  Any capital  gains the Fund  distributes  are taxable as long-term  capital gains no matter how long you have owned your shares.  Every  January,  you will receive a statement  that  shows the tax  status of  distributions  you  received  for the previous year.

You may  realize  a  taxable  gain or loss  when  redeeming  shares  of the Fund depending on the  difference  in the prices at which you  purchased and sold the shares.

                                       14

Fund  distributions  and gains from the redemption of your Fund shares generally are subject to state and local taxes. Non-U.S.  investors may be subject to U.S.
withholding  or estate tax, and are subject to special  U.S.  tax  certification requirements.  You should  consult your tax advisor  about the  federal,  state, local or foreign tax consequences of your investment in the Fund.

                                DISTRIBUTION FEE

The Fund has adopted a distribution plan (the "Distribution Plan"),  pursuant to which the Fund may incur  distribution  expenses  of up to .25% per annum of the
Fund's average daily net assets.  Payments under the Distribution  Plan are made to the  Advisor for  distribution  related  activities.  The  Distribution  Plan provides that the Fund may finance  activities  which are primarily  intended to result  in the  sale  of the  Fund's  shares,  including  but  not  limited  to, advertising,  printing  of  prospectuses  and  reports  for other than  existing shareholders,  preparation and  distribution of advertising  materials and sales literature, and payments to dealers and shareholder servicing agents.

Polestar Management will pay promotional and advertising expenses related to the distribution of the Fund's shares and the printing of all Fund prospectuses used in connection with the distribution and sale of the Fund's shares.

Because these fees are paid out of the Fund's assets on an ongoing  basis,  over time these fees will increase the cost of your  investment and may cost you more than paying other types of sales charges.

                               PRIVACY STATEMENT

At NOAH FUND,  we recognize and respect the privacy of each of our investors and their expectations for  confidentiality.  The protection of investor information is of  fundamental  importance  in our  operation  and  we  take  seriously  our responsibility to protect personal information.

We collect,  retain and use  information  that assists us in providing  the best service possible. This information comes from the following sources:

     o    Account applications and other required forms,
     o    Written, oral, electronic or telephonic communications and
     o    Transaction history from your account.

We only disclose  personal  nonpublic  information to third parties as necessary and as permitted by law.

We restrict access to personal  nonpublic  information to employees,  affiliates and service providers involved in servicing your account.  We require that these entities limit the use of the information  provided to the purposes for which it was disclosed and as permitted by law.

We maintain  physical,  electronic and  procedural  safe guards that comply with federal standards to guard nonpublic personal information of our customers.

                                 CODE OF ETHICS

The Board of  Directors  of NOAH FUND has approved a Code of Ethics (the "Code")
for the Fund, Adviser and Sub-Adviser.  The Code governs the personal activities of persons who may have  knowledge  of the  investment  activities  of the Fund, requires that they file regular  reports  concerning  their personal  securities transactions,  and prohibits  activities  that might result in harm to the Fund.
The Board is responsible for overseeing the implementation of the Code. The Fund has  filed  copies of each Code with the  Securities  and  Exchange  Commission.
Copies of the Codes of Ethics may be  reviewed  and  copied at the SEC's  Public
Reference  Room in  Washington,  DC. The Codes are also  available  on the SEC's
EDGAR database at the SEC's web site  (www.sec.gov ). Copies of this information can  be  obtained,  after  paying  a  duplicating  fee,  by  electronic  request
(publicinfo@sec.gov),   or  by  writing  the  SEC's  Public  Reference  Section,
Washington, DC 20549-0102.

                                       15

                              FINANCIAL HIGHLIGHTS

The financial  highlights  table is intended to help you  understand  the Fund's financial  performance  for the past  five  fiscal  years.  Certain  information reflects  financial  results for a single Fund share.  The total  returns in the table  represent  the rate that an  investor  would have  earned (or lost) on an
investment   in  the  Fund   (assuming   reinvestment   of  all   dividends  and
distributions).  The financial information for the fiscal year ended October 31,
1997 has been audited by Arthur Andersen LLP. The financial  information for the fiscal years ended  October 31,  1998,  1999,  2000 & 2001,  has been audited by
Sanville & Company,  whose report,  along with the Fund's financial  statements, are included in the Fund's Annual Report, which is available without charge upon request.

The  table  below  sets  forth  financial  data  for a share  of  capital  stock outstanding throughout each year presented.

                                                           YEAR ENDED OCTOBER 31,

                                               2001       2000       1999       1998       1997
                                               ----       ----       ----       ----       ----

NET ASSET VALUE, BEGINNING OF YEAR          $  22.49   $  23.17   $  17.31   $  13.23   $  10.59

INVESTMENT OPERATIONS:
 Net Investment Income (loss) (a)              (0.24)     (0.46)     (0.13)     (0.10)     (0.01)
 Net realized & unrealized gain (loss) on
 investments                                   (9.15)      1.37       6.43       4.27       2.69
                                          ---------- ---------- ---------- ---------- ----------
 Total from investment operations              (9.39)      0.91       6.30       4.17       2.68

DISTRIBUTIONS:
 From net investment income                     0.00       0.00       0.00       0.00      (0.04)
 From net realized capital gains                0.00      (1.59)     (0.44)     (0.09)      0.00
                                          ---------- ---------- ---------- ---------- ----------
    Total Distributions                         0.00      (1.59)     (0.44)     (0.09)     (0.04)
                                          ---------- ---------- ---------- ---------- ----------

NET ASSET VALUE, END OF YEAR                $  13.10   $  22.49   $  23.17   $  17.31   $  13.23
                                          ========== ========== ========== ========== ==========

TOTAL RETURN                                 (41.75%)     3.98%     37.06%     31.65%     25.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)          $ 10,998   $ 18,522   $  6,472   $  2,590   $    961
Ratio of expenses to average net assets,
before reimbursement                           2.67%(b)   2.20%      2.72%      4.73%     16.08%
Ratio of expenses to average net assets,
net of reimbursement                           2.20%(b)   2.20%      2.15%      1.75%      1.75%
Ratio of net investment income (loss) to
average net assets, before reimbursement      (1.97%)    (1.68%)    (2.13%)    (3.85%)   (14.51%)
Ratio of net investment income (loss) to
average net assets, net of reimbursement      (1.50%)    (1.68%)    (1.56%)    (0.86%)    (0.18%)
Portfolio turnover rate                       191.81%    49.76%     81.53%     66.49%     27.07%

                                       16

(a) Net investment  loss per share is calculated  using ending balances prior to the consideration of adjustments for permanent book and tax differences.

(b) Ratio excludes certain expenses not subject to expense  limitation  pursuant to the voluntary agreement with management.  If such expenses had been included, the ratio would have been 2.79% and 2.32%, respectively.

                              FOR MORE INFORMATION

Additional  information  about  the  Fund  is  available  in the  Fund's  latest
Semi-Annual  Report,  dated  April 30,  2001 and Audited  Annual  Report,  dated
October 31, 2001 and Statement of Additional Information (SAI). The SAI contains more  detailed  information  on all aspects of the Funds.  A current SAI,  dated
March 1, 2002,  has been  filed  with the  Securities  and  Exchange  Commission
("SEC")  and is  incorporated  by  reference  into this  prospectus.  The Fund's
Audited Annual Report contains audited financial information concerning the Fund and  discussion  relating to the factors that  affected  the Fund's  performance during the Fund's last fiscal year.

To receive  information  without charge concerning the Fund or to request a copy of the SAI, Annual or Semi-Annual  report  relating to the Fund,  please contact the Fund at:

                            The Noah Investment Group
                      c/o Citco-Quaker Fund Services, Inc.
                        1288 Valley Forge Road, Suite 87
                             Valley Forge, PA 19482
                              1-800-794-NOAH (6624)

A copy of your requested  document(s) will be mailed to you within three days of your request.

You can also contact the Fund by email at info@noahfund.com,  or by visiting the
Fund's web site at www.noahfund.com.

Information  about the Fund  (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at
1-800-SEC-0330.  Information about the Fund is also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov ). Copies of this information can be
obtained,    after   paying   a   duplicating   fee,   by   electronic   request
(publicinfo@sec.gov),   or  by  writing  the  SEC's  Public  Reference  Section,
Washington, DC 20549-0102.

                           Investment Company Act No.
                                    811-8058

                                       17

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                                  THE NOAH FUND
                 A Portfolio Of The Noah Investment Group, Inc.
                      c/o Citco-Quaker Fund Services, Inc.
                                 P.O. Box C1100
                           Southeastern, PA 19398-1100

                       STATEMENT OF ADDITIONAL INFORMATION

                              Dated: March 1, 2002

This  Statement of Additional  Information  (the "SAI") is not a prospectus  but should be read in conjunction with the current  Prospectus,  dated March 1, 2002 of The Noah Investment Group, Inc. (the "Noah Investment Group") with respect to its sole series of shares,  the Noah Fund (the "Fund").  To obtain a copy of the
Prospectus, please call 1-800-794-NOAH (6624).

                                TABLE OF CONTENTS

                                                                            Page

Investment Objective and Policies                                              2
The Fund                                                                       2
Management of the Fund                                                         3
Directors and Officers of the Fund                                             3
Remuneration of Directors and Officers                                         4
Principal Holders of Securities                                                4
Investment Management Services                                                 4
Sub-Advisor                                                                    5
Distributor                                                                    6
Distribution Plan                                                              6
Brokerage Allocations                                                          6
Redemption in Kind                                                             7
Purchase and Redemption of Shares                                              7
Purchases through Financial Services Organizations                             7
Transfer Agent, Dividend Disbursing & Accounting Services Agent                8
Auditor                                                                        8
Custodian                                                                      8
Financial Statements                                                           9
Taxes, Dividends and Capital Gains                                             9
Additional Performance Information for the Fund                               10
General Information                                                           11
Code of Ethics                                                                12

                        INVESTMENT OBJECTIVE AND POLICIES

The investment objective, investment policies, and the fundamental philosophical investment restrictions of the Fund are described in the Fund's Prospectus.  The
Fund is subject to the following additional fundamental investment restrictions.
Fundamental  investment  restrictions  may not be  changed  without  a vote of a majority  of the  Fund's  outstanding  shares,  as that term is  defined  in the
Investment Company act of 1940.

The Fund will not:

(a)  with respect to 75% of its assets,  invest more than 5% of the market value of  its  assets  in  the  securities  of  any  single  issuer  (other  than obligations  issued or  guaranteed as to principal and interest by the U.S.
     Government or any agency or instrumentality thereof);

(b)  with respect to 75% of its assets,  purchase  more than 10% of any class of the  outstanding  securities of any issuer (other than  obligations  of the
     U.S. Government);

(c)  invest more than 5% of its assets in the securities of companies that (with predecessors) have a continuous operating history of less than three years;

(d)  invest 25% or more of its total  assets in one or more  issuers  conducting their principal business activities in the same industry.

(e)  borrow  money  except  from a bank  and  only for  temporary  or  emergency purposes,  and then only in an amount  not in excess of 10% of the lower of the  market  value  or cost of its  assets,  in which  case it may  pledge, mortgage or hypothecate  any of its assets as security for such  borrowing, but not to an extent  greater  than 10% of the market  value of its assets:
     the Fund will not purchase any securities  while such borrowings  exceed 5%
     of the Fund's assets;

(f)  underwrite the securities of other issuers;

(g)  make loans except by purchasing  bonds,  debentures or similar  obligations
     which  are  either  publicly   distributed  or  customarily   purchased  by
     institutional investors;

(h)  invest in oil,  gas or mineral  leases or real estate  except that the Fund may purchase the  securities  of companies  engaged in the business of real estate including real estate investment trusts; or

(i)  invest in commodities or commodity contracts.

(j)  issue or invest in senior securities.

These  investment  limitations,  as described  above, are considered at the time that securities are purchased.

                            THE COMPANY AND THE FUND

The Noah  Investment  Group was  organized on December  16, 1992,  as a Maryland corporation,  and is a mutual fund of the type known as an open-end,  management investment company with a diversified series of shares, or portfolio. It did not begin operations until 1996 nor commence  offering its shares until that time. A mutual  fund  permits an investor to pool his or her assets with those of others in order to achieve  economies of scale,  take advantage of  professional  money managers and enjoy other advantages  traditionally reserved for large investors.
The Noah Investment Group is authorized to issue 500,000,000 shares of .001 cent par  value  common  capital  stock.  The Noah  Investment  Group's  Articles  of
Incorporation  permits its Board of Directors  to classify  any unissued  shares into one or more  classes of shares.  The Board has  authorized  the issuance of
100,000,000  shares of the Fund  which are  currently  being  offered.  The Fund shares are fully paid and  non-assessable.  They are entitled to such  dividends and  distributions  as may be paid  with  respect  to the  shares  and  shall be entitled to such sums on liquidation  of the Fund as shall be determined.  Other than  these  rights,  they  have  no  preference  as  to  conversion,  exchange, dividends, retirement or other features and have no preemption rights.

                             MANAGEMENT OF THE FUND

The Noah  Investment  Group's Board of Directors (the "Board of Directors")  are
responsible for the Fund's  management,  and they have certain  fiduciary duties and obligations to the Fund and its shareholders  under the laws of the State of
Maryland and applicable federal securities laws. The information  provided below sets forth biographical  information regarding each Director.  Directors who are
"interested persons" of the Fund, as that term is defined by Section 2(a)(10) of the Investment Company Act of 1940, as amended, are marked by an asterisk.

                       DIRECTORS AND OFFICERS OF THE FUND
             WHO ARE INTERESTED PERSONS OF THE NOAH INVESTMENT GROUP

-----------------------------------------------------------------------------------------------------------------
                            POSITION(S) TERM OF OFFICE &                                NUMBER OF  OTHER
NAME, ADDRESS &             HELD WITH   LENGTH OF TIME   PRINCIPAL OCCUPATION(S)        PORTFOLIOS DIRECTORSHIPS
DATE OF BIRTH               THE FUND    SERVED           DURING PAST 5 YEARS            OVERSEEN   HELD
-----------------------------------------------------------------------------------------------------------------

*William L. Van Alen, Esq.   Director,  Each Director    Mr. Van Alen is an attorney       1       1. Director of
975 Delchester Road          President, serves for an    engaged in the private                    USA
Newtown Square, PA 19073     Treasurer  indefinite term. practice of law since 1962.               Technologies,
Age 68                                  Mr. Van Alen has He is also President,                     Inc., which is
                                        served since     Director and Chairman of the              not affiliated
                                        1996.            Board of Polestar Management              with the Fund.
                                                         Company, the Fund's
                                                         investment adviser, from
                                                         December 1993 to present.
                                                         He is also President of
                                                         Cornerstone Entertainment,
                                                         Inc., a company engaged in
                                                         the film and entertainment
                                                         industry.  He has also been
                                                         a director of USA
                                                         Technologies, Inc., a
                                                         business machine company,
                                                         from December, 1993 to
                                                         present
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Mr. Martin V. Miller, Esq.   Director   Each Director    Mr. Miller was engaged in the     1       None
344 Venetian Drive, #2                  serves for an    practice of securities law
Delray Beach, FL 33483                  indefinite term. during the period from 1959
Age 76                                  Mr. Miller has   until 2000.  During that
                                        served since     period of time, he was
                                        2000.            employed by the U.S.
                                                         Securities and Exchange
                                                         Commission until 1968, as a
                                                         partner in the Law firm,
                                                         Stradley, Ronon, Stevens and
                                                         Young, LLP until 1983 and as
                                                         a sole practitioner until his
                                                         retirement in 2000.
-----------------------------------------------------------------------------------------------------------------

              DIRECTORS AND OFFICERS WHO ARE NOT INTERESTED PERSONS
                          OF THE NOAH INVESTMENT GROUP

-----------------------------------------------------------------------------------------------------------------
                            POSITION(S) TERM OF OFFICE &                                NUMBER OF  OTHER
NAME, ADDRESS &             HELD WITH   LENGTH OF TIME   PRINCIPAL OCCUPATION(S)        PORTFOLIOS DIRECTORSHIPS
DATE OF BIRTH               THE FUND    SERVED           DURING PAST 5 YEARS            OVERSEEN   HELD
-----------------------------------------------------------------------------------------------------------------
Dr. Forest H. Anthony, MD    Director   Each Director    Dr. Anthony has been Vice         1       None
1426 Fairview Road                      serves for an    President of Protarga, Inc., a
Villanova, PA 19085                     indefinite term. pharmaceutical company, from
Age 50                                  Dr. Anthony has  June 1998 to the present; was
                                        served since     the Director of
                                        1996.            Science of the University
                                                         City Science Center, a
                                                         technology company, from
                                                         September 1997 to June 1998;
                                                         was President and Chief
                                                         Executive Officer of Avid
                                                         Corporation, a
                                                         pharmaceutical company, from
                                                         January 1991 to September
                                                         1997; was a member of the
                                                         Board of Directors of the
                                                         Biotechnology Industry
                                                         Organization, a trade
                                                         association, from 1993 to
                                                         1997; and has been Chairman
                                                         of the Board of Directors of
                                                         The American Academy, a
                                                         nonprofit organization,
                                                         which is a school for grades
                                                         kindergarten through twelfth
                                                         grade.
-----------------------------------------------------------------------------------------------------------------
Mr. Donald D. Kennedy, Jr.,  Director   Each Director    Mr. Kennedy graduated from        1       None
Esq.                                    serves for an    Princeton in 1953 and Penn LLB
6915 Green Tree                         indefinite term. in 1960.  He retired in 1992
Drive                                   Mr. Kennedy has  as an Attorney and former
Naples, FL 34108                        served since     General Counsel and Chairman
Age 71                                  1998.            of the Board of National
                                                         Liberty Insurance Company.
                                                         Since then, he has been
                                                         president and members of
                                                         various institutions, both
                                                         charitable and non-profit.  He
                                                         joined the Noah Fund board in
                                                         1998.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Mr. Roger J. Knake           Director   Each Director    Mr. Knake has been President      1       None
615 Mountain View Road                  serves for an    of MCX, Inc. (formerly known
Berwyn, PA 19312                        indefinite term. as XITEL, Inc.) from June 1983
Age 61                                  Mr. Knake has    to the present.  MCX, Inc. is
                                        served since     a computer software consultant
                                        1996.            company.
-----------------------------------------------------------------------------------------------------------------
George R. Jensen, Jr.        Director   Each Director    Mr. Jensen is the founder,        1       1, Director of
517 Legion Drive                        serves for an    Chairman and Chief Executive              USA
West Chester, PA  19380                 indefinite term. Officer of USA Technologies,              Technologies,
Age 52                                  Mr. Jensen has   Inc., a company that markets              Inc., which is
                                        served since     business machines activated               not affiliated
                                        1996.            by  credit cards. Previously,             with the Fund.
                                                         Mr.  Jensen was the founder,
                                                         and until recently, was the
                                                         Chairman and Chief Executive
                                                         Officer of American Film
                                                         Technologies, Inc. (AFT).  He
                                                         had been Chairman and a
                                                         Director of AFT since its
                                                         inception in 1985.  AFT is a
                                                         publicly owned company that
                                                         dominates the industry in the
                                                         colorization of black and
                                                         white films. From 1979 to 1985
                                                         Mr. Jensen was President and
                                                         Chief Executive Officer of
                                                         International Film
                                                         Productions, Inc.
----------------------------------------------------------------------------------------------------------------
Christina Jaumotte DeGalvais Director   Each Director    Mrs. DeGalavais has engaged in    1       None
Village of Golf                         serves for an    private practice as a
Del Ray, FL  33436                      indefinite term. psychologist for the past ten
Age 53                                  Ms. DeGalvais    years, specializing in marital
                                        has served       counseling. She
                                        since 1996.      has also been active in a
                                                         number of socially
                                                         responsible programs.
                                                         During1992-93, she served as
                                                         President of the Girl Scouts
                                                         of Venezuela. As an Official
                                                         of the Venezuelan Ministry
                                                         of Health, she instituted a
                                                         program to improve the
                                                         condition of medical
                                                         institutional patients
                                                         nationwide. She started the
                                                         first center for the
                                                         treatment of addicted young
                                                         persons in Venezuela. As
                                                         Director of Prison
                                                         Conditions in Venezuela, she
                                                         initiated a program to
                                                         improve the condition of
                                                         prison inmates and as
                                                         Special Advisor/Assistant to
                                                         the First Lady of Venezuela,
                                                         she coordinated a project
                                                         for the operation of a
                                                         "Head-Start" type day care
                                                         program for socially
                                                         disadvantaged children. She
                                                         has also been active in the
                                                         raising of funds for
                                                         organizations devoted to
                                                         caring for orphans and
                                                         children both in Venezuela
                                                         and in Austria.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Ms. Saralinda M. J. Orr      Assistant  Each Officer     Director of Marketing for         Not     None
128 Fennerton Road           Secretary  serves for an    Polestar Management Company;   Applicable
Paoli, PA 19301                         indefinite term. Director of Camp Onaway in
Age 50                                  Ms. Orr has      Bristol, NH
                                        served since
                                        2001.
-----------------------------------------------------------------------------------------------------------------
Mr.  William  L. Van  Alen,  Jr. is an  interested  person by virtue of being an officer  and  director of The Noah  Investment  Group,  Inc.  and an officer and director of Polestar  Management  Company.  Mr.  Martin  Miller is an interested person by virtue of having  served as legal  counsel to the Fund during the last two completed fiscal years of the Fund.

                  Ownership of Securities of Fund by Directors

Directors Who Are Interested Persons of the Noah Investment Group

-----------------------------------------------------------------------------------------------------
                                                                     Aggregate Dollar Range of Equity
                                                                       Securities in All Registered
                                                                     Investment Companies Overseen by
      Name of Director          Dollar Range of Equity Securities    Director in Family of Investment
                                          in the Fund                           Companies
-----------------------------------------------------------------------------------------------------
Mr. William L. Van Alen, Esq.             $1-- $10,000                       Not Applicable
-----------------------------------------------------------------------------------------------------
Mr. Martin V. Miller, Esq.              $10,001-$50,000                      Not Applicable
-----------------------------------------------------------------------------------------------------

Directors Who Are Not Interested Persons of the Noah Investment Group

-----------------------------------------------------------------------------------------------------
                                                                     Aggregate Dollar Range of Equity
                                                                       Securities in All Registered
                                                                     Investment Companies Overseen by
      Name of Director          Dollar Range of Equity Securities    Director in Family of Investment
                                          in the Fund                           Companies
-----------------------------------------------------------------------------------------------------
Mr. George R. Jensen, Jr.                       None                         Not Applicable
-----------------------------------------------------------------------------------------------------
Dr. Forest H. Anthony, MD                   Over $100,000                    Not Applicable
-----------------------------------------------------------------------------------------------------
Mr. Roger J. Knake                         $1 -- $10,000                     Not Applicable
-----------------------------------------------------------------------------------------------------
Mr. Donald D. Kennedy, Jr., Esq.        $50,0001 -- $100,000                 Not Applicable
-----------------------------------------------------------------------------------------------------
Ms. Christina Jaumotte DeGalvais                None                         Not Applicable
-----------------------------------------------------------------------------------------------------

                     REMUNERATION OF DIRECTORS AND OFFICERS

No Director or Officer of the Fund will receive any  compensation  for acting as such. In the future,  the  non-interested  Fund  Directors may receive a fee for each Board of Directors'  meeting or Committee meeting attended,  plus expenses.
As a group,  the Fund's  Directors and Officers owned less than 1% of the Fund's outstanding shares.

                                 AUDIT COMMITTEE

The Company has an Audit  Committee,  which  assists the Board of  Directors  in fulfilling its duties relating to the Fund's accounting and financial  reporting practices,  and also serves as a direct line of communication  between the Board of Directors and the independent  auditors.  The specific functions of the Audit
Committee  include  recommending  the engagement or retention of the independent auditors,  reviewing with the independent  auditors the plan for and the results of the auditing  engagement,  approving  professional  services  provided by the independent auditors prior to the performance of such services,  considering the range of audit and non-audit fees, reviewing the independence of the independent auditors,  reviewing the scope and results of the Fund's procedures for internal auditing, and reviewing the Company's system of internal accounting controls.

The Audit  Committee is comprised of George R. Jensen,  Jr.,  Forest H. Anthony,
Donald D. Kennedy (Chair) and Roger J. Knake.  All Audit  Committee  members are independent  Directors.  During the past fiscal year, there was four meetings of the Audit Committee.  All of the members of the Audit Committee were present for each meeting.

                         PRINCIPAL HOLDERS OF SECURITIES

At the close of business on January 31, 2002,  the following  persons were known by the  Fund  to be  the  beneficial  owners  of  more  than  5% of  the  Fund's outstanding Shares:

1.   J. Templeton, an Individual-  6.10%

2.   National Financial Services,  for the exclusive benefit of client accounts-
     6.12%

                         INVESTMENT MANAGEMENT SERVICES

Polestar Management Company ("Polestar Management"), a Maryland corporation, has its principal office at 975 Delchester Road, Newtown Square, PA 19073.

Polestar  Management  provides  management  services to the Fund pursuant to the
Management  Agreement  dated March 26, 1996,  that was approved by a majority of
The Noah  Investment  Group's Board of Directors,  including a majority of those
Directors who are not "interested  persons." The Management  Agreement continued
in effect  until March 1, 1998 and  thereafter  for  successive  annual  periods provided that such continuance is specifically approved at least annually by (a)
The Noah Investment Group's Board of Directors, or (b) the vote of a majority of the Fund's  outstanding  voting  shares;  provided  that, in either  event,  the continuance  is also  approved  by a  majority  of those  Directors  who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The

Management  Agreement may be terminated at any time,  without penalty,  on sixty days' prior written notice, by the vote of a majority of the Fund's  outstanding voting  shares  or by the vote of a  majority  of the Board of  Directors  or by
Polestar  Management,  and  will  terminate  automatically  in the  event of its assignment.

Mr. William L. Van Alen, Jr. is President,  Treasurer and a director of Polestar
Management and President, Treasurer and Director of the Fund. Mr. William L. Van
Alen,  Jr.  and  Ms.  Judy  Van  Alen  own,  respectively,  90%  and  10% of the outstanding  voting  securities  of  Polestar  Management.  Officers of Polestar
Management  that serve as officers or directors of the Fund are furnished to the
Fund by Polestar Management at no cost to the Fund.

The Noah  Investment  Group,  Inc. shall pay on behalf of and from the assets of the Fund the following costs and expenses: the cost of determining the net asset value of the Fund's  shares,  the costs  incurred in  connection  with sales and redemptions of its shares and all of its other  administrative  and  operational costs including, without limitation,  transfer and dividend disbursing and other agency  fees;  custodian  fees;  rent;  auditing  and legal  fees;  fees for the preparation,  printing  and  distribution  of  prospectuses,  proxy  statements, stockholder  reports  and  notices;  supplies  and  postage;  federal  and state registration  and reporting  fees;  applicable  taxes;  the fees and expenses of non-interested  Directors and interest and brokerage  commissions and other fees and expenses of every kind not expressly assumed by Polestar Management.

Polestar Management will receive a fee, payable monthly,  for the performance of its services at an annual rate of 1% of the average net assets of the Fund.  The fee will be  accrued  daily for the  purpose of  determining  the  offering  and redemption  price of the  Fund's  shares;  it is higher  than those paid by most investment  companies with similar investment  objectives.  As of March 1, 1999,
Polestar  Management has voluntarily agreed to waive fees and assume expenses to insure that total  expenses do not exceed  2.20%.  For the fiscal  years  ending
October 31, 2001,  October 31, 2000, and October 31, 1999, the Adviser  received fees in the amount of $133,586, $172,679, $64,499, and $17,127, respectively, of which $63,056, $0, and $36,853, respectively, were waived.

                                   SUB-ADVISOR

Geewax  Terker  &  Company  ("Geewax   Terker")  located  at  99  Starr  Street,
Phoenixville,  PA  19460,  is a  registered  investment  adviser.  It  serves as sub-advisor  to the Fund pursuant to a Sub-Advisory  Agreement  dated January 9,
1998  ("Sub-Advisory  Agreement") between Polestar Management and Geewax Terker.
The  Sub-Advisory  Agreement  was approved by a majority of The Noah  Investment
Group's Board of Directors including a majority of the non-interested  Directors at a  directors'  meeting  specifically  called for the purpose of voting on the
Sub-Advisory  Agreement on December 11, 1997 and by the Fund's  shareholders  at the annual  shareholders'  meeting  held on January  9,  1998.  Thereafter,  the
Sub-Advisory  Agreement  continues for successive  annual periods  provided that such  continuance  is  specifically  approved at least  annually by (a) The Noah
Investment  Group's  Board of  Directors,  or (b) the vote of a majority  of the
Fund's  outstanding   voting  shares;   provided  that,  in  either  event,  the
continuance  is also  approved  by a  majority  of those  Directors  who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

Geewax  Terker has agreed to: (i)  supervise  and direct the  investment  of the
Fund's  assets in  accordance  with  applicable  law and the  Fund's  investment objectives, policies and restrictions,

and subject to any further  limitations  The Noah  Investment  Group may impose, from time to time,  by  written  notice to  Polestar  Management  provided  that
Polestar  Management  shall have informed  Geewax  Terker,  in writing,  of such further  limitations;  (ii)  formulate  and  implement a  continuing  investment program for managing the assets and  resources of the Fund,  which Geewax Terker shall amend and update,  from time to time, to reflect  changes in financial and
economic  conditions;   (iii)  make  all  determinations  with  respect  to  the
investment  of the  Fund's  assets  and  the  purchase  and  sale  of  portfolio securities  and shall take such steps as may be necessary to implement the same, including advising Polestar  Management and the Board of Directors as to certain actions taken  involving  the Fund's  portfolio  securities  that are not in the nature of investment  decisions;  (iv) furnish Polestar Management and the Board of Directors  periodically  and as otherwise  requested,  with reports of Geewax
Terker's  economic  outlook  and  investment  strategy,  as well  as the  Fund's portfolio activity and investment performance; and (v) select the broker-dealers and place orders for the execution of portfolio  transactions  for the Fund with such broker-dealers.

Geewax  Terker  shall  furnish  the Board of  Directors  with  schedules  of the securities in the Fund's portfolio on a quarterly basis. At the Board's request, and  otherwise  when Geewax  Terker  deems it  appropriate,  it will prepare and provide the Board with  schedules of securities and  statistical  data regarding the activity and positions in the Fund's portfolio.

Polestar  Management  will be solely  responsible  for the  payment  of any such sub-advisory  fees to Geewax  Terker.  Geewax  Terker is  entitled  to receive a sub-advisory fee calculated as follows: on average net assets up to $20 million-
$1; on average net assets from $20 million to $50 million - .75%; on average net assets from $50 million to $100 million - .50% and on net assets of $100 million and above - .35%. The Noah Fund will have no  responsibility  for the payment of
Geewax   Terker's  fees;  the  payment  of  any  such  fees  will  be  the  sole responsibility  of Polestar  Management  Company.  For each of the fiscal  years ending October 31, 2000,  October 31, 1999, and October 31, 1998,  Geewax Terker
received from Polestar Management a fee of $765, $1, and $1, respectively.

In its regular  quarterly  meeting held in December 2001, the Board of Directors considered  and  approved  the renewal of the  Investment  Management  Agreement between The Noah Investment Group on behalf of the Fund and Polestar  Management and the  Sub-Advisory  Agreement  between The Noah Investment Group on behalf of the Fund and Geewax Terker & Company. In connection with this annual review, the
Board of  Directors,  with the  advice  and  assistance  of  counsel to The Noah
Investment  Group,  received and considered  information and reports relating to the nature,  quality and scope of the services  provided to the Fund by Polestar
Management  and Geewax Terker & Company.  The Board of Directors  considered the level of and the reasonableness of the fees charged for these services, together with comparative fee and expense  information  showing,  among other things, the fees  paid  for  advisory,  administrative,  transfer  agency,  and  shareholder services  and the total  expense  ratio of the Fund  relative to a peer group of mutual funds and the high,  low,  median and average  management  fees and total fund  operating  expenses  paid by the peer group.  The Board of Directors  also considered comparative  performance information for the Fund and the peer group, including  total return  analyses for the year and six months ended  October 31,
2001.

In addition, the Board of Directors considered, among other factors:

o    the  effect of the  investment  advisory  fee and fund  administration  fee structure  on the  expense  ratio  of the  Fund,  including  that  Polestar
     Management has agreed to waive expenses  and/or  reimburse the Fund to keep the Fund's  total  annual fund  operating  expenses at an annual rate of no more than  2.20% of  average  daily net  assets  and that  Geewax  Terker &
     Company  will not receive any  management  fee until the Fund has assets of more than $20 million;

o    the  effect of the  investment  advisory  fee and fund  administration  fee structure  on the nature and level of  services to be provided to the Fund;
     and

o    the continuing  need of Polestar  Management and Geewax Terker & Company to retain and attract qualified investment and service  professionals to serve the Fund in an increasingly competitive industry.

The Board of Directors also  considered  the  importance of supporting  quality, long-term  service and  continuity  of services by Polestar  Management  to help achieve solid investment performance.

Based on all the  factors  described  above and such  other  considerations  and information  as it deemed  relevant  to its  decision,  the  Board of  Directors
determined  that  renewal  of  the  Investment   Management  Agreement  and  the
Sub-Advisory   Agreement  was  in  the  best  interests  of  the  Fund  and  its shareholders and on that basis approved their renewal.

                                   DISTRIBUTOR

On December 28, 2001, Quaker Securities, Inc., 1288 Valley Forge Road, Suite 76,
Valley Forge, PA 19482 (the  "Distributor"),  an affiliate of Citco-Quaker  Fund
Services,  Inc., entered into a distribution agreement with the Fund to serve as distributor  for the  Fund's  shares.  The  Distributor  receives  a flat fee of
$10,000 per year for such services.  The Distributor has agreed to waive receipt of its monthly fee payment until April 1, 2002.

Prior to December 28,  2001,  AmeriMutual  Funds  Distributor,  Inc.,  150 Motor
Parkway,  Suite 109,  Hauppauge,  NY 11788,  served as Distributor of the Fund's shares.  For  the  fiscal  year  ending  October  31,  2001,  AmeriMutual  Funds
Distributor, Inc. received $10,000 from the Fund for such services.

                                DISTRIBUTION PLAN

The Noah  Investment  Group has  adopted a  distribution  plan for the Fund (the
"Distribution Plan"), pursuant to which the Fund may incur distribution expenses of up to 0.25% per annum of the Fund's average daily net assets.

The  Distribution  Plan was  approved  by the  Board of  Directors  including  a majority of the Fund's non-interested  Directors,  and by the vote of the Fund's shareholders  at the  annual  shareholders'  meeting  held on  January  9, 1998.
Thereafter,  the plan continues for successive annual periods provided that such continuance is specifically approved at least annually by a vote of the Board of
Directors and a majority of the Directors who are not interested  persons of the
Fund and have no

direct or indirect  financial  interest in the  operation of the plan or related agreements (the "12b-1  Directors"),  cast in person at a meeting called for the purpose of voting on such plan or agreements.

The  Distribution  Plan provides that the Fund may finance  activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to,  advertising,  printing and mailing of prospectuses  and reports for other than existing shareholders, printing and distribution of sales literature, and the compensation of persons  primarily  engaged in the sale and marketing of the Fund's shares.

In approving the Distribution  Plan, in accordance with the requirements of Rule
12b-1 under the Investment Company Act of 1940, the Directors considered various
factors  and  determined  that  there  is  a  reasonable   likelihood  that  the
Distribution Plan will benefit the Fund and its shareholders.

The Distribution Plan may not be amended to increase materially the amount to be spent by the Fund under the Distribution Plan without shareholder approval,  and all material  amendments  to the  provisions  of the  Distribution  Plan must be approved by a vote of the Board of Directors,  including a majority of the 12b-1
Directors,  cast at a meeting called for the purpose of such a vote.  During the continuance  of the  Distribution  Plan,  the Board of  Directors  will  receive quarterly,  and in  writing,  the  amounts  and  purposes  of  the  distribution payments.  Further,  during the term of the Distribution Plan, the selection and nomination  of  those  Directors  who are  non-interested  persons  of The  Noah
Investment  Group must be and has been  committed to the discretion of the 12b-1
Directors.

For the fiscal years ending October 31, 2001,  October 31, 2000, and October 31,
1999,   the  Fund  accrued  12b-1  fees  of  $33,396,   $43,170,   and  $15,740,
respectively.

                              BROKERAGE ALLOCATION

Subject to policies established by the Board of Directors,  the Sub-Advisor will arrange  for the  execution  of  portfolio  transactions.  In placing  brokerage orders, the Sub-Advisor will seek the best overall terms available. In assessing the best overall terms  available for any  transaction,  the  Sub-Advisor  shall consider all factors that it deems relevant, including the breadth of the market in the  security,  the  price  of the  security,  the  financial  condition  and execution  capability  of the broker or dealer,  and the  reasonableness  of the commission, if any, both for the specific transaction and on a continuing basis.
The  Sub-Advisor  is  authorized  to pay to a broker or dealer who provides such brokerage  services a commission for executing a portfolio  transaction  for the
Fund which is in excess of the  amount of  commission  another  broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines, in good faith,  that such  commission was reasonable in relation to the value of the  brokerage  services  provided by such broker or dealer - viewed in terms of that particular  transaction or in terms of the overall  responsibilities of the
Sub-Advisor  to the  Fund.  Brokerage  transactions  may  also be  allocated  in recognition of sale of Fund shares.

For the fiscal years ending October 31, 2001,  October 31, 2000, and October 31,
1999, the Fund paid $40,032,  $13,481, and $10,490,  respectively,  in brokerage fees.

                               REDEMPTION IN KIND

A Notification  under Rule 18f-1 under the Investment Company Act has been filed on behalf of the Fund,  pursuant to which it has  undertaken  to pay in cash all requests for  redemption by any  shareholder  of record,  limited in amount with respect to each shareholder during any 90-day period to the lesser amount of (i)
$250,000, or (ii) 1% of the net asset value of the Fund at the beginning of such election  period.  It is intended to also pay  redemption  proceeds in excess of such lesser amount in cash,  but the right is reserved to pay such excess amount in kind,  if it is deemed to be in the best  interests  of the Fund to do so. In making a redemption in kind,  the right is reserved to select from the portfolio holding a number of shares  which will  reflect  the  portfolio  make-up and the value of which will approximate,  as closely as possible,  the value of the Fund shares  being  redeemed,  or to select from one or more  portfolio  investments, shares equal in value to the total value of the Fund shares being redeemed:  any shortfall will be made up in cash.

Investors  receiving an in-kind  distribution  are advised that they will likely incur a brokerage charge on the disposition of such securities through a broker.
The values of portfolio  securities  distributed in kind will be the values used for the purpose of calculating the per share net asset value used in valuing the
Fund shares tendered for redemption.

                        PURCHASE AND REDEMPTION OF SHARES

A description of the procedure for the  determination  of the net asset value of the  Fund's  shares is  contained  on page 7 of the Fund's  Prospectus  which is incorporated by reference.

               PURCHASES THROUGH FINANCIAL SERVICES ORGANIZATIONS

Investors may purchase shares of the Fund at net asset value through programs or services offered or administered by  broker-dealers,  financial  institutions or other service  providers  ("Processing  Intermediaries")  that have entered into agreements with the Fund. Such Processing Intermediaries may become shareholders of record and may use  procedures  and impose  restrictions  in  addition  to or different from those  applicable to investors who invest directly in the Fund or by placing orders with selected dealers. Certain services of the Fund may not be available  or may be  modified  in  connection  with the  programs  provided  by
Processing  Intermediaries.  The Fund  may  only  accept  requests  to  purchase additional  shares for an account in which the  Processing  Intermediary  is the
shareholder   of   record   from   the   Processing   Intermediary.   Processing
Intermediaries  may charge fees or assess other  charges for the  services  they provide to their customers. Any such fee or charge paid directly by shareholders is retained by the Processing  Intermediary and is not remitted to the Fund, the
Distributor or the investment adviser. Additionally, the investment adviser, the
Distributor  and/or  the  Fund  may pay  fees to  Processing  Intermediaries  to compensate them for the services they provide. Program materials provided by the
Processing Intermediary should be read in conjunction with the Prospectus before investing in this manner. Shares of the Fund may be purchased through Processing
Intermediaries without regard to the Fund's minimum purchase requirement.

The  Fund  may  authorize  one or  more  Processing  Intermediaries  (and  other
Processing  Intermediaries  properly  designated thereby) to accept purchase and redemption  orders on the Fund's behalf.  In such event, the Fund will be deemed to have received a purchase order when the Processing  Intermediary  accepts the customer order. The order will be priced at the Fund's

net asset value next  computed  after it has been  received by the Fund from the
Processing Intermediary.

                            AUTOMATIC INVESTMENT PLAN

A shareholder  may make  arrangements  for an Automatic  Investment  Plan (i.e., automatic monthly payments from the  shareholder's  bank account) by calling the
Fund at  1-800-794-NOAH  (6624) and  requesting  an  application.  The Automatic
Investing Plan may be changed or canceled at any time upon receipt by the Fund's
Transfer  Agent of  written  instructions  or an  amended  application  from the shareholder with signatures guaranteed.

Since the Fund's  shares are subject to  fluctuations  in both income and market value, an investor  contemplating  making periodic  investments in shares of the
Fund should consider his financial ability to continue such investments  through periods of low price levels,  and should  understand  that such a program cannot protect him against loss of value in a declining market.

                      INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

In general,  an IRA provides certain tax advantages for  participants.  Under an
IRA plan, a participant's  periodic  contributions and all dividends and capital gains distributions will be invested in shares of the Fund.

An individual may establish and make  contributions  of up to $2,000 per year to his or her own IRA or may roll over moneys from other tax  qualified  plans.  An individual wishing to make an IRA investment, should consult with his or her own tax adviser  before doing so.  Investors may wish to call the Transfer  Agent at
1-800-794-NOAH (6624) for information and instructions.

                           SYSTEMATIC WITHDRAWAL PLAN

Investors  owning  Fund  shares  having a minimum  value of $10,000  may adopt a systematic withdrawal plan. Withdrawal payments to the investor may be made on a monthly, quarterly,  semi-annual or annual basis and must be in a minimum amount of $500.

Shares  are  redeemed  to  make  the  requested   payment  on  the  day  of  the
shareholder's  choosing  each  month  in  which a  withdrawal  is to be made and payments are mailed  within five business days  following  the  redemption.  The redemption of shares, in order to make payments under this plan, will reduce and may eventually  exhaust the account.  Each  redemption of shares may result in a gain or  loss,  which  the  investor  must  report  on his  income  tax  return.
Consequently, the investor should keep an accurate record of any gain or loss on each withdrawal.

        TRANSFER AGENT, DIVIDEND DISBURSING AND ACCOUNTING SERVICES AGENT

Citco-Quaker  Fund  Services,  Inc.,  1288 Valley Forge Road,  Suite 88,  Valley
Forge, PA 19482,  provides transfer agency and dividend  disbursing services for the Fund.  These services include  maintaining,  accurate account records of all shareholders in the Fund as well

as  administering  the distribution of income earned as a result of investing in the Fund. Citco-Quaker Fund Services, Inc., also provides accounting services to the Fund including portfolio  accounting  services,  expense accrual and payment services,  valuation and financial reporting  services,  tax accounting services and  compliance  control  services.  Prior to December 28, 2001,  American  Data
Services, Inc., 150 Motor Parkway, Suite 109, Hauppauge, NY 11788, provided such services.

                                     AUDITOR

Sanville & Company located at 1514 Old York Road,  Abington,  PA 19001 serves as the Fund's  independent  public  accountants and will audit the Fund's financial statements.

                                    CUSTODIAN

First Union National Bank, N.A. located at 123 South Broad St., Philadelphia, PA
19109 serves as the Fund's  custodian and holds the investments and other assets of the  Fund.  The  Custodian  is  responsible  for  receiving  and  paying  for securities purchased,  delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the
Fund and  performing  other  administrative  duties,  all as directed by persons authorized by the Fund. The Custodian does not exercise any supervisory function in such matters as the purchase  and sale of  portfolio  securities,  payment of dividends,  or payment of expenses of the Fund. Portfolio securities of the Fund are maintained in the custody of the Custodian and may be entered in the Federal
Reserve Book Entry System or the security  depository  system of The  Depository
Trust Company.

                             REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the  information  included in the
Company's  registration  statement  filed  with the SEC  under the 1933 Act with respect to the securities offered hereby. The registration statement,  including the  exhibits  filed  therewith,  may be  examined  at the  office of the SEC in
Washington, D.C.

Statements  contained  herein and in the  Prospectus  as to the  contents of any contract or other documents are not necessarily complete, and, in each instance, are  qualified  by,  reference  is made to the  copy of such  contract  or other documents filed as exhibits to the registration statement.

                              FINANCIAL STATEMENTS

The Fund's  financial  statements  for the fiscal year ended  October 31,  2001, including the Report of Independent Accountants, are included in the Fund's most recent Annual Report to Shareholders and are incorporated by reference into this
SAI. The Annual Report may be obtained free of charge by calling  1-800-794-NOAH
(6624) or by writing to the Fund at the address listed on the cover.

                       TAXES, DIVIDENDS AND CAPITAL GAINS

DISTRIBUTIONS OF NET INVESTMENT INCOME

The Fund receives income  generally in the form of dividends and interest on its investments.  This income,  less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you.  If you are a taxable  investor,  any  income  dividends  the Fund pays are taxable to you as ordinary income.

DISTRIBUTIONS OF CAPITAL GAINS

The Fund may realize  capital gains and losses on the sale or other  disposition of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary  income.  Distributions  from net  long-term  capital gains are taxable to you as long-term capital gains,  regardless of how long you have owned your shares in the Fund.  Any net capital gains  realized by the Fund
generally  are  distributed   once  each  year,  and  may  be  distributed  more
frequently,  if necessary,  to reduce or eliminate excise or income taxes on the
Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS

The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal  income tax purposes  shortly after the close of each calendar year.
If you have not owned your Fund shares for a full year,  the Fund may  designate and  distribute  to you, as ordinary  income or capital  gains,  a percentage of income that may not be equal to the actual  amount of each type of income earned during the period of your  investment  in the Fund.  Distributions  declared  in
October,  November or December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

The Fund has  elected to be  treated as a  regulated  investment  company  under
Subchapter  M of the  Internal  Revenue  Code  ("Code").  It has  qualified as a regulated  investment  company for its most recent  fiscal year,  and intends to continue to qualify  during the current  fiscal year. As a regulated  investment company,  the Fund  generally pays no federal income tax on the income and gains it distributes to you. The Board of Directors reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to  shareholders.  In that case, the Fund would be subject to federal, and possibly state,  corporate taxes on its taxable income and gains,  and  distributions  to you would be taxed as ordinary  income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS

To avoid federal  excise taxes,  the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o    98% of its taxable ordinary income earned during the calendar year;

o    98% of its capital  gain net income  earned  during the twelve month period ending October 31; and
o    100% of any undistributed amounts from the prior year.

The Fund intends to declare and pay these  distributions  in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances  that its  distributions  will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES

Redemptions   (including  redemptions  in  kind)  of  Fund  shares  are  taxable transactions for federal and state income tax purposes.  If you redeem your Fund shares,  the IRS requires you to report any gain or loss on your redemption.  If you hold your shares as a capital asset,  any gain or loss that you realize is a capital gain or loss and is long-term or short-term,  generally depending on how long you have owned your shares.

REDEMPTIONS AT A LOSS WITHIN SIX MONTHS OF PURCHASE

Any loss  incurred  on the  redemption  of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

WASH SALES

All or a portion  of any loss that you  realize on the  redemption  of your Fund shares  is  disallowed  to the  extent  that you buy  other  shares  in the Fund
(through  reinvestment of dividends or otherwise) within 30 days before or after your share  redemption.  Any loss disallowed  under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES

States grant  tax-free  status to dividends paid to  shareholders  from interest earned on certain U.S. government securities,  subject in some states to minimum investment or reporting  requirements that must be met by the Fund.  Investments in  Government  National  Mortgage  Association  or  Federal  National  Mortgage
Association  securities,  bankers' acceptances,  commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

                 ADDITIONAL PERFORMANCE INFORMATION FOR THE FUND

Total  investment  return is one  recognized  method of  measuring  mutual  fund investment  performance.  The Fund may  periodically  advertise  "average annual total  return." The Fund's  average annual total return is the rate of growth of the Fund that would be necessary  to achieve the ending  value of an  investment kept in the Fund for the period  specified.  This  method of  calculating  total
return  is  based  on  the   following   assumptions:   (1)  all  dividends  and
distributions  by the Fund are  reinvested  in  shares  of the Fund at net asset value; and (2) all recurring fees are

included for applicable periods.  Average annual total return, as defined by the
Securities  and Exchange  Commission,  is computed by finding the average annual compounded  rates of return  for the  period  indicated  that  would  equate the initial  amount  invested  to the  ending  redeemable  value,  according  to the following formula:

               P (I + T) ^n = ERV

Where:         P   =  a hypothetical $1,000 initial investment
               T   =  average annual total return
               n   =  number of years
               ERV =  ending  redeemable  value  at  the  end  of the applicable period of the hypothetical $1,000  investment  made at the beginning of the applicable period

The computation  assumes that all dividends and  distributions are reinvested at the net asset  value on the  reinvestment  dates and that a complete  redemption occurs at the end of the applicable period.

The Fund may periodically  advertise "average annual total return after taxes on distributions."  This  method  of  calculating  total  return  is  based  on the following assumptions: (1) all dividends and distributions by the Fund, less the taxes due on such

distributions  (such taxes calculated at the highest individual marginal federal income tax rates in effect on the  reinvestment  date), are reinvested in shares of the Fund at net asset  value;  and (2) all  recurring  fees are  included for applicable periods. Average annual total return after taxes on distributions, as defined by the  Securities and Exchange  Commission,  is computed by finding the average annual  compounded  rates of return for the period  indicated that would equate the  initial  amount  invested  to the  ending  value,  according  to the following formula:

               P(1+T)^n = ATVD
               Where:
               P   = a hypothetical initial payment of $1,000.
               T   = average annual total return (after taxes on distributions).
               n   = number of years.
               ATVD= ending value of a hypothetical  $1,000  payment made at the beginning  of the stated  periods  at the end of the stated
                     periods, after  taxes on fund  distributions  but not after taxes on redemption.

The computation assumes that all dividends and distributions, less the taxes due on such distributions, are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.
The average  annual  total  returns  after taxes on  distributions  for the year ended, the five years ended and annualized  since inception  through October 31,
2001 were -41.62%, 16.00% and 17.04%, respectively.

The Fund may periodically  advertise "average annual total return after taxes on distributions  and sale of fund shares." This method of calculating total return is based on the following  assumptions:  (1) all dividends and  distributions by the Fund, less the taxes due on such distributions (such taxes calculated at the
highest  individual   marginal  federal  income  tax  rates  in  effect  on  the reinvestment date), are reinvested in shares of the Fund at net asset value; (2)
all recurring fees are included for applicable periods; and (3) the investor has sufficient capital gains to offset any capital loss upon redemption. The capital gains tax on the redemption is calculated using the appropriate  highest federal individual  capital  gains tax rate in effect on the  redemption  date.  Average annual total return after taxes on  distributions,  as defined by the Securities and Exchange  Commission,  is computed by finding the average annual  compounded rates of return for the period  indicated  that would equate the initial  amount invested to the ending value, according to the following formula:

               P(1+T)^n = ATVDR
               Where:
               P    = a hypothetical initial payment of $1,000.
               T    = average  annual total return (after taxes on distributions and redemptions).
               n    = number of years.
               ATVDR= ending value of  a hypothetical $1,000 payment made at the beginning  of  the stated periods at the end of the stated
                      periods, after taxes on fund distributions and redemption.

The computation assumes that all dividends and distributions, less the taxes due on such distributions, are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.
The average annual total returns after taxes on  distributions  and sale of Fund shares for the year ended,  the five years ended and annualized  since inception through October 31, 2001 were -28.93%, 14.44% and 15.21%, respectively.

The performance of the Fund may be compared with the S&P 500 Index, an unmanaged index of 500  industrial,  transportation,  utility,  and  financial  companies, widely  regarded as  representative  of the equity market in general,  but which does not  ordinarily  include all  companies  in which the Fund may invest;  the
Russell 1000(R) Index, an unmanaged index measuring the performance of the 1,000 largest U.S.  companies based on total market  capitalization  (as of the latest reconstitution, the average market capitalization was approximately $13 billion;
the median market  capitalization was approximately  $3.8 billion,  the smallest
company  in  the  index  had  an  approximate  market   capitalization  of  $1.4
billion);and  the NASDAQ Composite Index, an unmanaged index of the price of all domestic companies' common stocks quoted on the NASDAQ system, which may include companies in which the Fund invests. Unlike the returns of the Fund, the returns of the  indices do not  include  the effect of paying  the  brokerage  and other transaction costs that investors  normally incur when investing  directly in the stocks in those  indices.  The Fund's  performance  reflects  actual  investment experience,  net of all operating expenses, which are paid from the Fund's gross investment income.

From time to time, in reports and promotional literature the Fund's total return performance may be compared to: (1) the Dow Jones Industrial Average so that you may compare that Fund's  results  with those of a group of unmanaged  securities widely  regarded by  investors  as  representative  of the U.S.  stock market in general;  (2) other  groups of mutual  funds  tracked by: (A) Lipper  Analytical
Services, Inc.; Value Line Mutual Fund Survey, and Morningstar Mutual

Funds,  each of which is a  widely-used  independent  research  firm which ranks mutual funds by, among other things, overall performance, investment objectives, and asset size; (B) Forbes Magazine's Annual Mutual Funds Survey and Mutual Fund
Honor Roll; or (C) other  financial or business  publications,  such as The Wall
Street Journal,  Investors Business Daily, New York Times,  Money Magazine,  and
Barron's, which provide similar information; (3) indices of stocks comparable to those in which the Fund  invests;  (4) the  Consumer  Price Index  (measure  for inflation)  may be used to assess the real rate of return from an  investment in the  Fund;  and (5)  other  government  statistics  such as GNP,  may be used to illustrate investment attributes of the Fund or the general economic,  business, investment, or financial environment in which the Fund operates.

In addition,  the performance of the Fund may be compared to the Russell 2000(R)
Index,  the  Wilshire  5000(R)  Equity  Index,  and  returns  quoted by Ibbotson
Associates.  The Russell 2000(R) Index is a capitalization  weighted index which measures  total return (and  includes in such  calculation  dividend  income and price  appreciation).  The Russell 2000(R) is generally regarded as a measure of small capitalization  performance.  The Wilshire 5000(R) Equity Index is a broad measure of market  performance  and  represents  the total  dollar  value of all common  stocks in the  United  States for which  daily  pricing  information  is available.  This index is capitalization weighted and measures total return. The small  company stock returns  quoted by Ibbotson  Associates  are based upon the smallest quintile of the NYSE, as well as similar  capitalization  stocks on the
American  Stock  Exchange  and  NASDAQ.  This  data base is also  unmanaged  and capitalization weighted.

The total returns for all indices used show the changes in prices for the stocks in each  index.  The  performance  data for the S&P 500(R)  Index,  the  Russell
2000(R) Index,  the Wilshire  5000(R) Equity Index and Ibbotson  Associates also assumes  reinvestment  of all  dividends  paid by the  stocks in each data base, while the  NASDAQ  Corporate  Index  does not  assume  the  reinvestment  of all dividends  and  capital  gains.  Tax  consequences  are  not  included  in  such illustration,  nor  are  brokerage  or  other  fees  or  expenses  of  investing reflected.

                               GENERAL INFORMATION

Total return for the Fund may be  calculated  on an average  annual total return basis or an aggregate  total return basis.  Average annual total return reflects the  average  annual  percentage  change  in  value  of an  investment  over the measuring period. Aggregate total return reflects the total percentage change in value of an investment  over the  measuring  period.  Both  measures  assume the reinvestment of dividends and distributions.

Total  return of the NOAH FUND may be  compared  to those of mutual  funds  with similar investment objectives and to bond, stock or other relevant indices or to rankings  prepared  by  independent  services  or other  financial  or  industry publications that monitor mutual fund performance.

                              SHAREHOLDER MEETINGS

Shareholder  meetings will not be held unless  required by Federal or State law.
However,  the directors of The Noah Investment  Group, Inc. will promptly call a meeting of shareholders for

the purpose of acting upon questions of removal of a director or directors, when requested in writing to do so by the record  holders of not less than 10% of the outstanding shares.

                                 CODE OF ETHICS

The Fund, its investment advisor,  sub-advisor,  and principal  underwriter have each adopted a code of ethics,  as required by federal  securities  laws.  Under each code of ethics,  persons who are designated as access persons may engage in personal securities  transactions,  including  transactions involving securities that  may be  purchased  or  sold  by  the  Fund,  subject  to  certain  general restrictions and procedures. The codes of ethics are on file with the Securities and Exchange Commission.